UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 15, 2010

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Utah

0-13316

87-0395567

(State or other jurisdiction of

(Commission

(IRS Employer

incorporation or organization)

File No.)

Identification No.)

7050 Union Park Avenue, Suite 600, Salt Lake City, UT 84047

(Address of principal executive offices, including zip code)

(801) 562-2252

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "management believes," "we believe," "we intend" and similar words or phrases.  Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them.  Any forward-looking statements are qualified in their entirety by reference to the risk factors contained in our annual and quarterly reports filed with the Securities and Exchange Commission.

Item 1.01.  Entry into a Material Definitive Agreement.

On November 15, 2010, Broadcast International, Inc. (the “Company”) entered into a Fifth Amendment and Extension Agreement dated as of November 15, 2010 (the “Fifth Amendment”) with the holder of its 6.25% senior secured convertible note (the “Secured Note”).  The following summary of the Fifth Amendment is not necessarily complete and is qualified in its entirety by reference to the complete text of the amendment, which is included as an exhibit to this Current Report on Form 8-K.

The Fifth Amendment provides that the date by which the Company must consummate a Qualified Financing Transaction (as defined in prior amendments to the Secured Note) has been extended from December 3, 2010 to December 31, 2010.  If a Qualified Financing Transaction occurs by December 31, 2010, the maturity date of the Secured Note will be June 21, 2012 (as set forth in prior amendments).  If a Qualified Financing Transaction does not occur by December 31, 2010, the maturity date of the Secured Note will be December 31, 2010.  The Fifth Amendment was entered into without any further cash or securities being paid to the holder of the Secured Note.

In connection with the Fifth Amendment, the Company entered into an amendment dated November 15, 2010 with the holder of its $1,000,000 unsecured convertible note due December 22, 2010, pursuant to which the maturity date of such note was extended to January 1, 2011.  The foregoing summary of such amendment is not necessarily complete and is qualified in its entirety by reference to the complete text of the amendment, which is also included as an exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)

Exhibits:

10.1-

Fifth Amendment and Extension Agreement dated November 15, 2010 to Senior Secured Convertible Note.

10.2 -  Second Amendment dated November 15, 2010 to Convertible Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2010.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:   /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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